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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)          September 23, 1997





                             PICTURETEL CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                          1-9434           04-2835972
          --------                          ------           ----------
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)

100 MINUTEMAN ROAD, ANDOVER, MA.                             01810
--------------------------------                             -----
(Address of Principal Executive Offices)                     (Zip Code)

REGISTRANT'S TELEPHONE NUMBER:                               978-292-5000
------------------------------



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Item 5. Other Events


     On September 19, 1997, the Company issued a press release announcing that, after reviewing leasing and certain other indirect channel transactions, it has decided to reverse or defer the revenue related to a limited number of these transactions. In connection with that decision, the Company plans to restate its financial results for the first quarter of fiscal 1997 and the last two quarters of fiscal 1996. The results, when restated, will include the results of MultiLink, Inc. which PictureTel acquired in a pooling of interests transaction on July 22, 1997, as previously announced. The Company plans to report the final results of its restatements of prior periods during the third week of October.

Item 7. Exhibits:

        1. Press release dated September 19, 1997.




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                                    SIGNATURE
                                    ---------

     Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                PICTURETEL CORPORATION


                                /s/Richard B. Goldman
                                -------------------------------------------
                                Richard B. Goldman
                                Vice President and Chief Financial Officer
                                (Principal Financial and Accounting Officer)

                                September 23, 1997